UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2022

AgroFresh Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36316	46-4007249
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Washington Square 510-530 Walnut Street, Suite 1350 Philadelphia, PA	19106
(Address of Principal Executive Offices)	(Zip Code)

(267) 317-9135

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AGFS	The Nasdaq Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 1, 2022, Peter Sykes was appointed to the board of directors (the “Board”) of AgroFresh Solutions, Inc. (the “Company”), replacing Torsten Kraef. Mr. Sykes was elected by The Dow Chemical Company (the “Holder”) in replacement of Mr. Kraef, and constitutes the director designee that the Holder is entitled to appoint pursuant to the terms of the certificate of designation of the Company’s Series A preferred stock. Following his appointment, Mr. Sykes was appointed by the Board as a member of each of the corporate governance and nominating committee and the compensation and talent committee of the Board. Mr. Sykes is the principal of Church Lane Advisory LLC, a corporate advisory and strategic investing company he founded in October, 2021. In July 2021, Mr. Sykes retired from Dow Inc. (“Dow”) after a 40-year career during which he held various leadership roles. For the first 13 years of his career, Mr. Sykes completed multiple assignments in International Finance and Treasury Management across Europe and Asia. For the following 16 years, Sykes led several regional and global Dow businesses. His final role at Dow was Vice President of Mergers and Acquisitions, based at the company’s Global Headquarters, in Midland, Michigan from 2015 to 2021, during which time Dow completed its merger with DuPont and subsequent spin-off. He is a recipient of the Magnolia Commemorative Award from the Shanghai Government for contribution to foreign relations, and served two terms on the Board of Governors of The American Chamber of Commerce in Shanghai. He was a member of the Conference Board’s Executive M&A Council from 2016 to 2021. Mr. Sykes holds a National Certificate in Business Studies from the Institute of Bankers U.K., a certification in financial post-graduate studies from Stanford University Graduate School of Business and was granted Alumnus of the University of Michigan Business School status following completion of their Executive Program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June7, 2022

AGROFRESH SOLUTIONS, INC.

By:	/s/ Thomas Ermi
Name:	Thomas Ermi
Title:	Vice President and General Counsel